SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2002

FORWARD AIR CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release

Item 5. Other Events

On November 25, 2002, Forward Air Corporation (the “Company”) issued a press release announcing the settlement of the Company’s unfair competition and trademark infringement litigation against US Xpress Enterprises, Inc. pending in the Federal District Court in Greeneville, Tennessee. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

	(99.1)	Press Release issued November 25, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: November 26, 2002	By:	/s/ Andrew C. Clarke

Andrew C. Clarke Chief Financial Officer & Senior Vice President

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release issued November 25, 2002.